UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 1, 2007
BIODEL INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-33451

Delaware (State or other jurisdiction of incorporation or organization)	90-0136863 (IRS Employer Identification Number)

6 Christopher Columbus Avenue Danbury, Connecticut (Address of principal executive offices)	06810 (Zip code)
(203) 798-3600
(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into an Amendment of a Material Definitive Agreement.
     On October 1, 2007, Biodel Inc. (the “Company”) and Mulvaney Properties LLC (the “Landlord”) entered into an amendment (the “Amendment”) to the Commercial Lease, dated July 23, 2007, by and between the Company and the Landlord (the “Lease”) for the premises situated at 100 Saw Mill Road, Danbury, Connecticut to (i) extend the term of the Lease from five (5) years to seven (7) years and (ii) extend the term of the renewal option from five (5) years to seven (7) years. All other terms of the Lease remained unchanged.
     The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d)          Exhibits.

Exhibit No.	Description
10.1	Lease Amendment dated October 1, 2007 between the Company and Mulvaney Properties LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2007	BIODEL INC.
	By:	/s/ F. Scott Reding
F. Scott Reding, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lease Amendment dated October 1, 2007 between the Company and Mulvaney Properties LLC.

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